                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  July 7, 1997
                                                          ------------



                                Popular, Inc.
              --------------------------------------------------
            (Exact Name of registrant as specified in its charter)


COMMONWEALTH OF PUERTO RICO         NO. 0-13818        NO. 66-0416582
-------------------------------     -----------        -------------------
(State or other jurisdiction of     (Commission        (IRS Employer
incorporation                       File Number)       Identification No.)




        209 MUNOZ RIVERA AVENUE
         HATO REY, PUERTO RICO                              00918
---------------------------------------                 ---------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (787) 765-9800
                                                     --------------




        ------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.         Other Events

On July 7, 1997, Popular, Inc. (the "Corporation") announced by way of a news release, its operational results for the quarter and six-month period ended June 30, 1997. A copy of the Corporation's release, dated July 7, 1997, is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.


Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits

        (c)  Exhibits

        99(a) News release, dated July 7, 1997, announcing the Corporation and subsidiaries earnings for the quarter and six-month period ended June 30, 1997.

                                Exhibit Index




Exhibit Number              Description
-------------               -----------

99(a)                       News release, dated July 7, 1997

                                  SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        POPULAR, INC.
                                        -------------
                                         (Registrant)





Date:  July 7, 1997             By:    /s/ Amilcar L. Jordan
       ------------                    -------------------------------------
                                Name:  Amilcar L. Jordan, Esq.
                                Title: Senior Vice President and Comptroller